UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2009 (December 29, 2009)

OVERTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Maples Corporate Services Limited
Ugland House
Grand Cayman, Cayman Islands	KY1-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

OVERTURE ACQUISITION CORP. (“OVERTURE”) AND JEFFERSON NATIONAL FINANCIAL CORP. (“JNF”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF OVERTURE AND JNF REGARDING, AMONG OTHER THINGS, OVERTURE’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF JNF AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) OVERTURE’S ABILITY TO COMPLETE ITS PROPOSED BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES OR POTENTIALLY HAVING CONFLICTS OF INTEREST WITH OVERTURE’S BUSINESS OR IN APPROVING THE TRANSACTION; (3) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, OVERTURE’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (4) DELISTING OF OVERTURE’S SECURITIES FROM THE NYSE AMEX FOLLOWING THE TRANSACTION; (5) THE POTENTIAL LIQUIDITY AND TRADING OF OVERTURE’S PUBLIC SECURITIES; (6) OVERTURE’S REVENUES AND OPERATING PERFORMANCE; (7) CHANGES IN OVERALL ECONOMIC CONDITIONS; (8) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF OVERTURE FOLLOWING THE TRANSACTION; (9) CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, (10) CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS, (11) CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS (12) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (13) OTHER RELEVANT RISKS DETAILED IN OVERTURE’S FILINGS WITH THE SEC AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS.”  THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER OVERTURE NOR JNF ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

ON DECEMBER 10, 2009 OVERTURE FILED A REGISTRATION STATEMENT THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AND ON DECEMBER 30, 2009 OVERTURE FILED AMENDMENT NO. 1 TO THE PRELIMINARY PROXY STATEMENT/PROSPECTUS (AS AMENDED, THE “PRELIMINARY PROXY/PROSPECTUS”). SHAREHOLDERS AND WARRANTHOLDERS OF OVERTURE AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ OVERTURE’S FINAL PROSPECTUS, DATED JANUARY 30, 2008, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF OVERTURE’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED, WHEN AVAILABLE, TO SHAREHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF JANUARY 7, 2010. SHAREHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO OVERTURE IN WRITING AT, MAPLES CORPORATE SERVICES LIMITED, P.O. BOX 309, UGLAND HOUSE, GRAND CAYMAN KY1-1104, CAYMAN ISLANDS, OR BY TELEPHONE AT (646) 736-1376. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF OVERTURE’S SHAREHOLDERS AND OVERTURE’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF OVERTURE’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO OVERTURE’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF OVERTURE’S INITIAL BUSINESS COMBINATION, AND SHAREHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT OVERTURE’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY/PROSPECTUS.

THE INFORMATION ON JNF’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS OVERTURE MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01.	Other Information.

On December 29, 2009, Overture Acquisition Corp. (the “Company”) announced that its extraordinary general meeting of shareholders will be held on January 27, 2010 at 10:00 a.m. eastern time and will be immediately followed by the special meeting of warrantholders at 10:30 a.m. eastern time, each at the offices of Ellenoff Grossman & Schole LLP, the Company’s counsel, at 150 East 42nd Street, 11th Floor, New York, NY 10017.

Shareholders of record as of January 7, 2010 will be invited to attend the extraordinary general meeting of shareholders which will be held to vote upon, among other things, the transactions contemplated by the Master Agreement, dated as of December 10, 2009 by and among the Company, Overture Re Holdings Ltd., a newly formed, wholly-owned Bermuda holding company, Jefferson National Financial Corp., a Delaware corporation (“JNF”), Jefferson National Life Insurance Company, a Texas insurance company and a wholly-owned subsidiary of JNF (“JNL”), JNL Bermuda LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of JNL, JNF Asset Management LLC, a Delaware limited liability company and the founders of the Company, which, among other things, provides for the amalgamation of JNL Bermuda LLC and Overture Re Ltd., a to be formed, wholly owned Bermuda subsidiary of Overture Re Holdings Ltd., pursuant to which the amalgamated company shall be a long term reinsurer domiciled in Bermuda (the “Transaction”).  The Transaction and other shareholder proposals are more fully described in Amendment No. 1 to the Company’s Preliminary Proxy Statement/Prospectus filed December 30, 2009 (as amended, the “Proxy/Prospectus”).

Warrantholders of record as of January 7, 2010 will be invited to attend the special meeting of warrantholders to vote on a proposal to amend the terms of the Warrant Agreement dated January 30, 2008 as more fully described in the Proxy/Prospectus.

A copy of the Company’s press release announcing the record date and the date of the extraordinary general meeting and special meeting of warrantholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated December 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2009	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc J. Blazer
Name: Marc J. Blazer
Title: President

Exhibit Index

99.1           Press release dated December 29, 2009